SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 8, 2007

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(207) 774-3244

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 8, 2007, I-many, Inc. (the “Registrant”) entered into a severance agreement (the “Blumberg Severance Agreement”) with David L. Blumberg, the Registrant’s Executive Vice President of Fulfillment Services. Pursuant to the Blumberg Severance Agreement, Mr. Blumberg would be entitled to severance pay equal to six months of his base salary if his employment is terminated by the Registrant or the conditions of his employment are materially reduced, other than for cause. Mr. Blumberg would be entitled to severance pay equal to twelve months of his base salary if his employment is terminated by the Registrant or the conditions of his employment are materially reduced, other than for cause, within 12 months after a change in control of the Registrant. The Blumberg Severance Agreement requires, as a condition of severance payments, that Mr. Blumberg sign a general release of claims in favor of the Registrant. The description herein of the Blumberg Severance Agreement is qualified in its entirety by reference to the full text of the Blumberg Severance Agreement, a copy of which is included as an Exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 8, 2007, the Registrant amended and restated its existing severance agreement with Robert G. Schwartz, Jr., the Registrant’s Vice President and General Counsel, for the purpose of conforming his existing agreement to the standardized severance terms and conditions of the Registrant’s other executive officers (the “Amended Schwartz Severance Agreement”). Pursuant to the Amended Schwartz Severance Agreement, Mr. Schwartz would be entitled to severance pay equal to six months of his base salary if his employment is terminated by the Registrant or the conditions of his employment are materially reduced, other than for cause. Mr. Schwartz would be entitled to severance pay equal to twelve months of his base salary if his employment is terminated by the Registrant or the conditions of his employment are materially reduced, other than for cause, within 12 months after a change in control of the Registrant. The Amended Schwartz Severance Agreement requires, as a condition of severance payments, that Mr. Schwartz sign a general release of claims in favor of the Registrant. The description herein of the Amended Schwartz Severance Agreement is qualified in its entirety by reference to the full text of the Amended Schwartz Severance Agreement, a copy of which is included as an Exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On February 9, 2007, the Registrant’s Board of Directors amended the Registrant’s Amended and Restated Bylaws (the “Bylaws”) to permit the Board of

Directors and its committees, when taking action by unanimous consent, to take such action by means of an electronic transmission such as electronic mail (the “Amendment”). Prior to the Amendment, the Bylaws had provided for any unanimous consent of the Board of Directors or committee to be in writing and did not contemplate electronic transmissions. The description herein of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is included as an Exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

3.1 Amended and Restated Bylaws of the Registrant, as amended.

10.1 Severance Agreement between the Registrant and David L. Blumberg, dated February 8, 2007.

10.2 Amended and Restated Severance Agreement between the Registrant and Robert G. Schwartz, Jr., dated February 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr.
Vice President, General Counsel and Secretary

Dated: February 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant, as amended.
10.1	Severance Agreement between the Registrant and David L. Blumberg, dated February 8, 2007.
10.2	Amended and Restated Severance Agreement between the Registrant and Robert G. Schwartz, Jr., dated February 8, 2007.